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THE HARTFORD MUTUAL FUNDS
CLASS Y SHARES
PROSPECTUS SUPPLEMENT DATED JULY 1, 2001

This supplement updates certain information contained under the section entitled "Portfolio Managers of the Funds" in the Class Y Shares Prospectus, dated April 30, 2001.

Please read the information below carefully. You should attach this supplement to the appropriate prospectus.
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FOCUS FUND AND STOCK FUND

The funds are managed by Rand L. Alexander with Maya K. Bittar as Associate Portfolio Manager.

Mr. Alexander is Senior Vice President of Wellington Management and has served as portfolio manager of the Focus Fund since its inception in April, 2001 and the Stock Fund since its inception in 1996. Mr. Alexander joined Wellington Management in 1990 and has been an investment professional since 1976.

Ms. Bittar is Vice President of Wellington Management and has been Associate Portfolio Manager of each fund since July, 2001. She joined Wellington Management in 1998 and has been an investment professional since 1986. Previously she was employed by Firstar Investment Research and Management Company from 1993-1998, McMahan Securities Company, L.P. from 1992-1993 and by Firstar Corporation from 1986-1988.

MIDCAP VALUE FUND

The fund is managed by Wellington Management using a team of analysts that specialize in value oriented investing led by James N. Mordy. Mr. Mordy is Senior Vice President of Wellington Management and has led the team since April, 2001. He joined Wellington Management in 1985 and has been an investment professional since that time.

DIVIDEND AND GROWTH FUND

The fund is managed by Laurie A. Gabriel and Edward P. Bousa.

Ms. Gabriel is Senior Vice President and Managing Partner of Wellington Management and has served as portfolio manager of the fund since its inception in 1996. Ms. Gabriel joined Wellington Management in 1976 and has been an investment professional since that time. Effective October 1, 2001, Ms. Gabriel will turn her full attention to her Managing Partner responsibilities at Wellington Management at which time the fund will be solely managed by Mr. Bousa.

Mr. Bousa is Vice President of Wellington Management and has served as portfolio manager of the fund since July, 2001. Mr. Bousa joined Wellington Management in 2000 and has been an investment professional since 1980. Previously Mr. Bousa was employed by Putnam Investments from 1992-2000, Fidelity Management Trust Company from 1984-1992, and Louis Dreyfus Corporation from 1980-1982.

GLOBAL LEADERS FUND

The fund is managed by Andrew S. Offit. Mr. Offit is Senior Vice President of Wellington Management and has served as portfolio manager or co-portfolio manager of the fund since its inception in 1998. Mr. Offit joined Wellington Management in 1997 and has been an investment professional since 1987.

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